UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 24, 2017
SEARS HOMETOWN AND OUTLET STORES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35641	80-0808358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5500 Trillium Boulevard, Suite 501 Hoffman Estates, Illinois		60192
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (847) 286-7000
(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 24, 2017 the Board of Directors of Sears Hometown and Outlet Stores, Inc. (the “Company”) elected E. J. Bird as the Company’s Interim Chief Financial Officer, effective June 1, 2017. Mr. Bird has served as a member of the Company’s Board of Directors since the Company’s separation from Sears Holdings Corporation in October 2012, and he provided financial consulting services to the Company during May 2017. From March 2013 until June 2016 he served as Executive Vice President and Chief Financial Officer of Sears Canada Inc., a retailer, and served as a director of Sears Canada Inc. from May 2006 until September 2013. Prior to his Sears Canada Inc. employment he was a private investor.

The Company and Mr. Bird have entered into a Temporary Employment Agreement dated May 24, 2017. The Temporary Employment Agreement has been approved by the Board of Directors and its Audit and Compensation Committees and is filed as Exhibit 10.1 to this Form 8-K. The following summary of the Temporary Employment Agreement is qualified by, and is subject to, the terms and conditions of Exhibit 10.1, which are incorporated into this Item 5.02 by reference. The Temporary Employment Agreement provides that Mr. Bird will be an employee of the Company with the title “Interim Chief Financial Officer” for the six-month period beginning June 1, 2017 and ending November 30, 2017 (the “Term”). Mr. Bird will report to the Company’s Chief Executive Officer and President. At the end of the Term Mr. Bird’s employment by the Company will end. As Interim Chief Financial Officer Mr. Bird will be accountable for the administrative, financial, and risk management operations of the Company. He will, among other things, execute and cause to be filed, as the Company’s “principal financial officer” and “principal accounting officer,” all reports that include financial information about the Company that it files with the Securities and Exchange Commission and will execute and cause to be filed all certifications related to these reports required by law. Mr. Bird will receive a total salary of $365,000 for the Term. If the Company terminates Mr. Bird’s employment without cause the Company will pay to him all unpaid salary installments. If Mr. Bird is elected as the Company’s Chief Financial Officer he will not receive any unpaid salary installment. Mr. Bird will be eligible to participate in all retirement, health, and welfare programs made available or sponsored by the Company on a basis no less favorable than the Company’s other executive officers but will not be eligible to participate in the Company’s annual or long-term incentive plans or in any severance plan. The Company will reimburse Mr. Bird for local housing arrangements and airfare and commuting costs.

The Company has entered into a Cash Incentive Agreement dated May 24, 2017 with Michael A. Gray, the Company’s Senior Vice President, Store Operations. The Cash Incentive Agreement has been approved by the Compensation Committee of the Company’s Board of Directors and is filed as Exhibit 10.2 to this Form 8-K. The following summary of the Cash Incentive Agreement is qualified by, and is subject to, the terms and conditions of Exhibit 10.2, which are incorporated into this Item 5.02 by reference. The Cash Incentive Agreement provides that if the Company determines in its reasonable discretion that specified actions have been completed with respect to the migration of the Company’s current information technology systems and processes provided by Sears Holdings Corporation to the Company’s new business and technology infrastructure and systems (the “Performance Measure”) by October 28, 2017 the Company will pay to Mr. Gray $75,000 in cash less applicable withholdings (the “October Incentive”). If the Company determines in its reasonable discretion that the Performance Measure has not been achieved by October 28, 2017 the Company will have no obligation to pay the October Incentive to Mr. Gray. If the Company determines in its reasonable discretion that the Performance Measure has not been achieved by October 28, 2017 but thereafter the Company determines in its reasonable discretion that the Performance Measure has been achieved by January 27, 2018 the Company will pay Mr. Gray $50,000 in cash less applicable withholdings (the “January Incentive”). If the Company determines in its reasonable discretion that the Performance Measure has not been achieved by January 27, 2018 the Company will have no obligation to pay the January Incentive to Mr. Gray. Whichever of the October Incentive or the January Incentive is payable (and only one, if either, will be payable) in accordance with, and subject to, the Cash Incentive Agreement is the “Incentive.” Whichever of the payment dates for the Incentive is applicable, if either, is referred to as the “Payment Date.”

The Cash Incentive Agreement also provides that if prior to the Payment Date either Mr. Gray voluntarily terminates his employment with the Company other than for Good Reason or the Company terminates his employment for Cause, he will forfeit the Incentive. If the Company pays to Mr. Gray the Incentive and within one year after the Payment Date the Company terminates his employment for Cause, he will repay the Incentive to the Company. “Good Reason” means that, without Mr. Gray’s written consent, his annual base salary in effect on the date of the Cash Incentive Agreement is reduced by ten percent or more or his place of employment is relocated by the Company to a business location that is more than fifty miles from the Company’s offices located at 5500 Trillium Boulevard, Hoffman Estates, Illinois. “Cause” means (i) a material breach by Mr. Gray (other than a breach resulting from his incapacity due to a disability as reasonably determined by the Company) of his duties and responsibilities, which breach is demonstrably willful and deliberate on his part, is committed in bad faith or without reasonable belief that such breach is in the best interests of the Company, and is not remedied by Mr. Gray in a reasonable period of time after receipt of written notice from the Company specifying the breach, (ii) the commission by Mr. Gray of a felony involving moral turpitude, or (iii) Mr. Gray’s dishonesty or willful misconduct in connection with his employment with the Company.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 24, 2017 the Company held its Annual Meeting of Stockholders at 3333 Beverly Road, Hoffman Estates, Illinois 60179. The meeting was held to vote on the matters described below:

1.    Election of Directors. E.J. Bird, James F. Gooch, Josephine Linden, Kevin Longino, William K. Phelan, Will Powell, and David Robbins were elected to the Board of Directors of the Company for one-year terms expiring at the 2018 Annual Meeting of Stockholders or until their successors are elected and qualified. The votes on this matter were as follows:

Name	For	Withheld	Broker-Non-Votes
E.J. Bird	18,058,553	715,747	2,622,250
James F. Gooch	18,077,319	696,981	2,622,250
Josephine Linden	18,077,143	697,157	2,622,250
Kevin Longino	18,079,136	695,164	2,622,250
William K. Phelan	18,079,452	694,848	2,622,250
William Powell	18,079,348	694,952	2,622,250
David Robbins	18,079,317	694,983	2,622,250

2.    Advisory Vote to Approve the Compensation of the Company's Named Executive Officers. The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The votes on this matter were as follows:

For	Against	Abstain	Broker-Non-Votes
18,661,226	53,710	59,364	2,622,250

3.     Ratification of the Appointment of BDO USA, LLP as the Company's Independent Registered Public Accounting Firm for the 2017 Fiscal Year.

For	Against	Abstain
21,384,837	10,613	1,370

Item 8.01. Other Events.

On May 24, 2017 the Company’s Board of Directors elected William K. Phelan, a member of the Board of Directors, as the Company’s Chairman of the Board in accordance with Section 2.7 of the Company’s Amended and Restated Bylaws, effective June 1, 2017. Mr. Phelan will succeed E. J. Bird who resigned as the Chairman of the Board effective June 1, 2017. Mr. Bird is continuing to serve as a member of the Board of Directors.

Forward-Looking Statements
This Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements are based upon the current beliefs and expectations of the Company’s management. The forward-looking statements are subject to risks, uncertainties, and assumptions, many of which are beyond the Company’s control. Additional information concerning other factors is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2017 and subsequent filings with the SEC. The Company intends the forward-looking statements to speak only as of when made and, except as required by law, the Company will not update or revise the forward-looking statements as more information becomes available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The Exhibits listed in the accompanying “Exhibit Index” have been filed as part of this Form 8-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOMETOWN AND OUTLET STORES, INC.

By:	/s/ CHARLES J. HANSEN
Charles J. Hansen
Vice President, General Counsel, and Secretary
Date: May 26, 2017

Exhibit Index

Exhibit Number        Exhibit Description

10.1*	Temporary Employment Agreement between the registrant and E. J. Bird dated May 24, 2017.

10.2*	Cash Incentive Agreement between the registrant and Michael A. Gray dated May 24, 2017.

* Furnished herewith